Intellectual property	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
5. Intellectual property

During 2015, NXT acquired the permanent rights to the SFD® technology for use in the exploration of hydrocarbons from Mr. George Liszicasz and recorded the acquisition as an intellectual property asset on the balance sheet. The asset was recorded at the fair value of the consideration transferred, including the related tax affect, of approximately $25.3 million.

The asset is being amortized on a straight line basis over its estimated useful life of 15 years. The annual amortization expense expected to be recognized in each of the next five years is approximately $1.7 million per year for a 5 year aggregate total of $8.5 million.

	2017	2016
Intellectual property acquired	$25,271,000	$25,271,000
Accumulated amortization	(3,931,467)	(2,246,732)
	21,339,533	23,024,268